UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

LL Flooring Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Bakers Mill Lane, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 463-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of exchange on which registered:
Common Stock, par value $0.001 per share	LL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, Nancy A. Walsh, the Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc. (the “Company”) provided notice to the Company that she was resigning to pursue another opportunity outside of the home improvement industry. Ms. Walsh’s last day with the Company will be December 9, 2022.

The Company has launched an executive search process to identify a new Chief Financial Officer (CFO). In the interim, the Company has established an Office of the CFO which will be comprised of the Company’s Senior Vice President and Chief Accounting Officer, Vice President of Financial Planning and Analysis and Vice President of Investor Relations. The Office of the CFO will report directly to President and Chief Executive Officer Charles Tyson.

Ms. Walsh’s resignation is not the result of any dispute or disagreement with the Company, including with respect to any matters relating to the Company’s accounting practices or financial reporting.

Item 7.01Regulation FD Disclosure

On November 16, 2022, the Company issued a press release announcing the resignation of Nancy A. Walsh as the Company’s CFO. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished pursuant to Item 7.01 above.

Exhibit No.	Description

99.1	Press Release dated November 16, 2022.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 16, 2022.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LL FLOORING HOLDINGS, INC.
(Registrant)

Date: November 16, 2022	By:	/s/ Alice G. Givens
Alice G. Givens
Chief Legal, Ethics and Compliance Officer